UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]  Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                          TIMEBEAT.COM ENTERPRISES INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

      2)   Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

      4)   Proposed maximum aggregate value of transaction:
                                                           ---------------------

      5)   Total fee paid:
                          ------------------------------------------------------


[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
                                  ----------------------------------------------

      2)   Form, Schedule or Registration Statement No.:
                                                        ------------------------

      3)   Filing Party:
                        --------------------------------------------------------

      4)   Date Filed:
                      ----------------------------------------------------------

                                                                PRELIMINARY COPY

                         TIMEBEAT.COM ENTERPRISES, INC.

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held November 22, 2002
--------------------------------------------------------------------------------

         We will hold the 2002 Annual Meeting of Shareholders of Timebeat.com Enterprises Inc. (the "Company") at the offices of the Company, Suite 900, 580 Hornby Street, Vancouver, British Columbia, on Friday, November 22, 2002, at 1:30 p.m., local time. At the Annual Meeting, we will ask you to consider the following proposals:

         (1)      Elect three (3) directors to the Board of Directors;

         (2) Ratify the selection by the Board of Directors of Davidson & Company as the Company's independent auditors for the fiscal year ending March 31, 2003;

         (3) Adopt an amendment to the Articles of Incorporation of the Company to change the name of the Company to "Timebeat Enterprises Inc.";

         (4)      Adopt a 2002 Stock Plan for the Company; and

         (5) Transact such other business as properly may come before the meeting.

         Your Board of Directors believes that each proposal is in the best interests of the Company and its shareholders.

         You will be able to vote your shares at the Annual Meeting if you were a shareholder of record at the close of business on October 9, 2002.

         If any matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying Proxy Card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the Proxy Statement, the Company is not aware of any other such business.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE INDICATE ON THE ENCLOSED PROXY WHETHER YOU PLAN TO ATTEND THE MEETING. IN ANY EVENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO INSURE YOUR SHARES ARE REPRESENTED AT THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING EVEN THOUGH YOU HAVE EXECUTED AND RETURNED A PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                      By order of the Board of Directors:


                                      ------------------------------------------
                                      Thomas L. Crom, Secretary

Payson, Arizona
__________, 2002

                                                                PRELIMINARY COPY



                          TIMEBEAT.COM ENTERPRISES INC.
                                   P.O. BOX 9
                           PAYSON, ARIZONA 85547-0009
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 22, 2002


         This Proxy Statement provides information that you should read before you vote on the proposals that will be presented at the 2002 Annual Meeting of the Shareholders (the "Annual Meeting") of Timebeat.com Enterprises Inc. (the "Company"). The 2002 Annual Meeting will be held on Friday, November 22, 2002, at 1:30 p.m., local time, at the Company's offices, Suite 900, 580 Hornby Street, Vancouver, British Columbia (the "Annual Meeting").

         This Proxy Statement provides detailed information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting, and other relevant information.

         On October 21, 2002, we began mailing information to people who, according to our records, owned shares of the Company's common stock at the close of business on October 9, 2002.





Timebeat.com Enterprises Inc. Proxy Statement - Page 1

                                                                PRELIMINARY COPY


                   INFORMATION ABOUT THE 2002 ANNUAL MEETING,
                         VOTING AND THIS PROXY STATEMENT

THE ANNUAL MEETING

         The 2002 Annual Meeting will be held on November 22, 2002 at 1:30 p.m. local time at the Company's offices, Suite 900, 580 Hornby Street, Vancouver, British Columbia.

THIS PROXY SOLICITATION

         We are sending you this Proxy Statement because the Company's Board of Directors is seeking a proxy to vote your shares at the Annual Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares.

         The Company is paying the cost of requesting these proxies. The Company's directors, officers, and employees may request proxies in person or by telephone, mail, telecopy, or letter. The Company will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock.

VOTING YOUR SHARES

         You have one vote for each share of the Company's common stock that you owned of record at the close of business on October 9, 2002. The number of shares you owned on that date is listed on the enclosed Proxy Card and is the number of shares you may vote at the Annual Meeting.

         You may submit a proxy with voting instructions by mailing or faxing the enclosing Proxy Card. Simply mark your Proxy Card, date and sign it, and return it in the enclosed envelope or fax it to the telephone number shown on the Card. IF YOU DATE AND SIGN THE PROXY CARD BUT DO NOT COMPLETE THE VOTING INSTRUCTIONS, THEN YOUR SHARES WILL BE VOTED FOR THE COMPANY'S NOMINEES IN THE PROPOSAL FOR THE ELECTION OF DIRECTORS, FOR RATIFICATION OF THE SELECTION OF DAVIDSON & COMPANY AS THE INDEPENDENT AUDITORS OF THE COMPANY, FOR ADOPTION AN AMENDMENT TO THE ARTICLES OF INCORPORATION, AND FOR THE ADOPTION OF THE 2002 STOCK PLAN. You may attend the Annual Meeting and vote in person even if you have submitted your proxy.

REVOKING THE PROXY

         If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

         (1) You may notify the Secretary of the Company in writing that you wish to revoke your proxy;

         (2)    You may submit a proxy dated later than your original proxy; or

         (3) You may attend the Annual Meeting and submit a ballot. However, merely attending the Annual Meeting will not by itself revoke a proxy. You must obtain a ballot and vote your shares to revoke the proxy.

VOTE REQUIRED FOR APPROVAL

         PROPOSAL 1 - ELECTION OF DIRECTORS: The nominees for director will be elected if they receive a plurality of the votes cast at the Annual Meeting, in person or by proxy. If you do not vote for the nominees, or you indicate "withhold authority to vote" for a nominee on your Proxy Card, your vote will not count as a vote "for" or "against" the nominee.

         PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS: The appointment of the independent accountants will be ratified if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition.


Timebeat.com Enterprises Inc. Proxy Statement - Page 2

                                                                PRELIMINARY COPY


         PROPOSAL 3 - ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION: The amendment to the Articles of Incorporation will be adopted if the holders of a majority of the shares of issued and outstanding common stock of the Company vote in favor of the amendment. So, if you abstain from voting, it has the same effect as if you voted against this proposal.

         PROPOSAL 4 - ADOPTION OF 2002 STOCK PLAN: The 2002 Stock Plan will be adopted if the number of votes cast in favor of adoption exceeds the number of votes cast in opposition.

DISSENTERS' RIGHTS OF APPRAISAL

         Under the Nevada Revised Statutes, the actions contemplated to be taken at the Annual Meeting do not create appraisal or dissenters' rights.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Other than the election of directors and adoption of the 2002 Stock Plan, none of the officers and directors has any direct or indirect interest in any matter to be acted upon at the Annual Meeting. Officers and directors would be eligible for awards under the 2002 Stock Plan.

OTHER INFORMATION

         If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on each of the proposals scheduled to be presented at this year's Annual Meeting.

         On the record date for the Annual Meeting, October 9, 2002, 19,169,549 shares were issued and outstanding. A "quorum" must be present at the Annual Meeting in order to transact business. A quorum will be present if one-third of the shares is represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, a vote cannot occur. In deciding whether a quorum is present, abstentions will be counted as shares that are represented at the Annual Meeting.

         The Board of Directors knows of no other business that may be presented at the Annual Meeting. If any other business is properly presented at the Annual Meeting, the persons named on the enclosed Proxy Card will vote, or otherwise act, in accordance with their judgment on such matters.

ADDITIONAL INFORMATION ABOUT THE COMPANY

         The Company's Annual Report to Shareholders for the fiscal year ended March 31, 2002 ("fiscal year 2002"), including consolidated financial statements, is being mailed to all shareholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report provides and tells you how to get additional information about the Company.


                 PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

--------------------------------------------------------------------------------

1.       ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

--------------------------------------------------------------------------------

         Three directors are to be elected at the Annual Meeting to serve for a one-year term, or thereafter until their replacements are duly elected or appointed. The nominees are currently the members of the three-person Board of Directors and have consented to serve as directors if re-elected. If a nominee cannot serve for any reason, the Board of Directors may designate a substitute nominee. If a substitute nominated, the persons named on the enclosed Proxy Card will vote all valid proxies for the election of the substitute nominee. Proxies at the Annual Meeting may not be voted for more than three directors.

Timebeat.com Enterprises Inc. Proxy Statement - Page 3

                                                                PRELIMINARY COPY


NOMINEES

         ALEXANDER VILESHIN (37) has been the Chief Executive Officer, President and Director of the Company since August 1999. Mr. Vileshin has over 18 years experience in the watch industry. From February 1981 through July 1995, Mr. Vileshin was employed by Tourneau, Inc., located in New York, New York, which is an international watch and jewelry retailer. Mr. Vileshin started with Tourneau, Inc. as a watch technician and left in 1995 as vice-president in charge of Estate Sales. He was responsible for all estate and used watch purchases and managed over 70 individuals in three departments which had annual sales in excess of $15 million. From 1995 until present, Mr. Vileshin has served as Vice-President, Marketing & Creative Development for Joseph Edwards Inc., a New York City based retailer of Swiss watches and other luxury items. At Joseph Edwards Inc., Mr. Vileshin is responsible for marketing, sales, purchasing, inventory control and management information systems. He was also responsible for the design, supervision and building of its flagship store in New York City. Mr. Vileshin attended Queens College, a school of computer science in New York City for two years and did not receive a degree. He also attended technical and trade education in courses offered by Rolex USA, Ebel, Bulova School, NAWC and Baume & Mercier.

         THOMAS L. CROM III (47) has been a Director of the Company since September 1996, Secretary since August 1999, and the Chief Financial Officer since February 2002. Thomas Crom is currently a director of three U.S. companies: Dragon Diamond Corp., a publicly traded company engaged in mineral exploration with offices in Payson, Arizona, Anthem Inc., a non-active corporation with offices in Payson, Arizona, and Popmachine.com Corp., a Web site that focuses on the music industry with offices in Payson, Arizona. In addition, Mr. Crom is a director and the chief financial officer of a public Canadian company called Kansai Mining Corporation, which is involved in diamond exploration in Venezuela and gold exploration in Kenya. Mr. Crom has also been the chief financial officer of Dragon Diamond Corp. since 1988. Mr. Crom earned a bachelor of science degree in Commerce with a major in business from Santa Clara University in 1977, and a masters of science degree from Golden Gate University in 1983. Since 1993, Mr. Crom has been a self-employed consultant and provides services to the mining industry as well as to other public companies. From 1989 to 1993 he served in various senior management positions with other public companies.

         JACK STEIN (41) has been Chairman of the Board and a Director of the Company since February 2002. Jack Stein has been a paid consultant to Timebeat since February 2001 through his company, Palm Beach Consulting Corp. located in North Palm Beach, Florida. Prior to joining the Timebeat team, Mr. Stein spent 19 years in the securities industry. During his time in the financial markets, Mr. Stein identified and financed a number of companies successfully fulfilled their business plans. He was associated as a registered representative with Josephthal Lyon & Ross, Inc. from December 1991 through April 1996, with Greenway Capital Corp. from May 1996 through July 1996, and with Joseph Dillon & Company, Inc. from July 1996 through March 1998. He worked as a financial consultant for First West Group Inc., a brokerage firm based in Boynton Beach, Florida from April 1998 through February 2001. He has completed a large number of courses towards a Bachelor of Arts degree with an emphasis on accounting and data processing.

         On December 3, 2001, the National Adjudicatory Council of NASD Regulation, Inc. found that from March 1994 to April 1996 and from January 1997 through November 1997, Mr. Stein had made unsuitable recommendations and traded excessively in a customer account, fining him $25,000 and suspending him in all capacities for three months. Both the fine and suspension have been stayed, pending Mr. Stein's appeal of this decision to the Securities and Exchange Commission.

COMMITTEES AND MEETINGS

         We do not have any standing audit, nominating, or compensation committees of our board of directors.

         During fiscal year 2002, our board of directors did not hold any meetings. All actions were taken by unanimous written consent.


Timebeat.com Enterprises Inc. Proxy Statement - Page 4

                                                                PRELIMINARY COPY


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Upon our change of domicile to Nevada on October 16, 2001, we were no longer a "foreign private issuer" and our officers and directors, and persons who own more than 10% of a registered class of our equity securities, were required to file reports of ownership and changes in ownership with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934. The following table sets forth filing activity during fiscal year 2002:

--------------------------------------------------------------------------------
REPORTING PERSON                  DATE REPORT DUE             DATE REPORT FILED
--------------------------------------------------------------------------------
Thomas L. Crom                  Form 3 due 10/16/01               04/05/01
--------------------------------------------------------------------------------
Michele Albo                    Form 3 due 10/16/01               12/04/01
--------------------------------------------------------------------------------
Alexander Vileshin              Form 3 due 10/16/01               07/23/02
--------------------------------------------------------------------------------
Jack Stein                      Form 3 due 03/10/02               03/05/02
--------------------------------------------------------------------------------
Thomas L. Crom                  Form 4 due 04/10/02               07/29/02
--------------------------------------------------------------------------------
Jack Stein                      Form 4 due 04/10/02               07/23/02
--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                                 ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                           --------------------------------- -----------------------------------------
                                                                       AWARDS               PAYOUTS
                                               ------------- -----------------------------------------
                                                   OTHER      RESTRICTED    SECURITIES
   NAME AND                                        ANNUAL       STOCK       UNDERLYING                  ALL OTHER
   PRINCIPAL               SALARY     BONUS       COMPEN-      AWARD(S)      OPTIONS/        LTIP        COMPEN-
   POSITION        YEAR       ($)       ($)      SATION($)       ($)          SARS (#)       PAYOUTS     SATION ($)
-------------------------------------------------------------------------------------------------------------------
Alexander          2002       $0        $0         (1)<F1>        0              0             0           (1)<F1>
Vileshin           2001     $24,500     $0         (1)<F1>        0              0             0           (1)<F1>
(1)<F1>            2000     $31,500     $0         (1)<F1>        0           286,000          0           (1)<F1>
-------------------------------------------------------------------------------------------------------------------
---------------

(1)<F1> Under an agreement dated March 5, 1999 with Watch Central Corporation, a company controlled by Mr. Vileshin, Watch Central Corporation provides consulting services in exchange for $2,000 per month, plus reasonable expenses. In addition, we pay Watch Central Corporation $500 per month in rent. We paid Watch Central Corporation a total of $41,787 for rent and wages during fiscal year ended 2000,$76,975 during fiscal year ended 2001, and $7,981 during fiscal year ended 2002. During the fiscal year ended 2002, we sold $nil merchandise to Watch Central Corporation ($26,812 in 2001) and purchased $17,736 ($9,054 in 2001) of merchandise from Watch Central Corporation. Watch Central Corporation owed us $-nil as of March 31, 2002, $32,084 as of March 31, 2001, and $24,972 as of March 31, 2000. These receivables were the result of sales. We owed Watch Central $59,000 as of March 31, 2002, $61,367 as of March 31, 2001 and $111,748 as of March 31, 2000, primarily as a result of consulting fees, wages, web hosting, and other expenses. Joseph Edwards, a company under the significant influence of Mr. Vileshin, owed us $-nil as of March 31, 2002, $39,370 as of March 31, 2001 and $39,440 as of March 31, 2000 as a result of sales. We owed Joseph Edwards $-nil as of March 31, 2002 and $39,440 as of March 31, 2001 and 2000 as a result of sales made to Joseph Edwards. During fiscal 2002, 2001 and 2000, we made purchases of $17,736, $9,054 and $128,868, respectively, of merchandise from Watch Central Corporation. There were no purchases from Watch Central during fiscal 1999. We also paid Watch Central $nil in fiscal 2002, $24,500 in fiscal 2001 and $31,500 in fiscal 2000 as a management fee for the services of Mr. Vileshin. This is reflected as salary in the above table. Watch Central charged us $50,000 for website development in fiscal 2002, which was accrued but not paid. There were no other transactions between Watch Central Corporation and us during the fiscal years ended 2000 through 2002.


Timebeat.com Enterprises Inc. Proxy Statement - Page 5

                                                                PRELIMINARY COPY


         Other than the above, we do not pay monetary compensation to our officers and directors, nor do we compensate our directors for attendance at meetings. We do reimburse our officers and directors for reasonable expenses incurred during the course of their performance. There are no employment agreements with any of our executive officers, and we have no long-term incentive or medical reimbursement plans. We anticipate offering some form of incentive-based monetary compensation in the future.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                              SHARES                          OPTIONS/SARS AT FY-END    IN-THE-MONEY OPTIONS/SARS
                            ACQUIRED ON     VALUE REALIZED       (#) EXERCISABLE/       AT FY-END ($) EXERCISABLE/
NAME                       EXERCISE (#)          ($)              UNEXERCISABLE               UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
Alexander Vileshin              -0-              -0-                590,000/0                    27,000/0
-------------------------------------------------------------------------------------------------------------------

STOCK OPTION PLANS

         On August 20, 1999, we established a new stock option plan. Under the plan, our board of directors may from time to time grant up to 3,200,000 options to purchase shares of our common stock. The options may be granted to our officers, directors, employees or consultants. As of March 31, 2002, options to purchase 2,660,000 were outstanding under the plan and 195,666 options had been exercised, leaving 344,334 options available under the plan. All options granted prior to August 20, 1999 were rolled into the new stock option plan.

         The following table provides certain option, warrant and rights information (whether vested or not) as to the officers and directors individually, and as a group, as of March 31, 2002:

                                      TITLE OF        NUMBER OF          DATE          EXERCISE     EXPIRATION
         NAME OF HOLDER              SECURITIES       SECURITIES       OF GRANT         PRICE*         DATE
         --------------              ----------       ----------       --------         ------         ----
Alexander Vileshin                    Options          304,000         03/08/99         $0.48        03/08/04
   Director Chief Executive                             50,000         06/01/99         $0.65        06/01/04
   Officer & President                                 236,000         09/30/99         $0.48        09/30/04

Jack Stein                            Options          147,500         09/30/99         $0.48        09/30/04
   Director & Chairman of the                          452,500         03/15/02         $0.40        03/15/07
   Board                              Warrants         100,000         01/12/02         $0.37        01/12/03

Thomas L. Crom                        Options          300,000         08/16/99         $0.48        08/16/04
   Director, Chief Financial                           100,000         03/15/02         $0.40        03/15/07
   Officer & Secretary                Warrants          75,000         06/13/01         $0.28        01/12/03

Officers & directors as a group       Options         1,137,500
(3 persons)                           Warrants         175,000

---------------------
*Some of the options and warrants were originally granted with exercise prices stated in Canadian dollars. The prices shown above are stated in U.S. dollars, based on US$1.00 = Cdn.$1.5958 at March 31, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock on October 9, 2002, by each officer and director, and all officers and directors as a group, as well as all persons who own greater than 5% of our outstanding shares:



Timebeat.com Enterprises Inc. Proxy Statement - Page 6

                                                                PRELIMINARY COPY


                                                  NUMBER OF SHARES              PERCENTAGE OF SHARES
NAME OF BENEFICIAL OWNER (1)<F1>                 BENEFICIALLY OWNED            BENEFICIALLY OWNED (2)<F2>
----------------------------                     ------------------            --------------------------
Thomas L. Crom III                                   518,333 (3)                           2.6%
P.O. Box 9
Payson, Arizona 85547-0009

Jack Stein                                           538,338(4)                            2.8%
745 U.S. Highway One #201
North Palm Beach, Florida  33408

Alexander Vileshin                                   621,500 (5)                           3.1%
235 E. 40th Street, Apt. 34II
New York, New York 10016

All executive officers and directors as a           1,678,171 (6)                          8.2%
group (3 persons)

---------------

(1)<F1> To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

(2)<F2> Percentages before issuance are based on 19,169,549 shares of common stock outstanding as of October 9, 2002. Where the persons listed on this table have the right to obtain additional shares of common stock within 60 days from October 9, 2002, these additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(3)<F3> Includes 408,333 shares issuable upon exercise of stock options and warrants.

(4)<F4> Includes 398,333 shares issuable upon exercise of stock options and warrants.

(5)<F5>  Includes 590,000 shares issuable upon exercise of stock options.

(6)<F6> Includes 1,396,666 shares issuable upon exercise of the stock options and warrants.

CONFLICTS OF INTEREST

         Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our company. Insofar as the officers and directors are engaged in other business activities, we anticipate they will devote only a minor amount of time to our affairs.

         Our officers and directors are now and may in the future become shareholders, officers or directors of other companies which may be formed for the purpose of engaging in business activities similar to us. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

         Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline


Timebeat.com Enterprises Inc. Proxy Statement - Page 7

                                                                PRELIMINARY COPY



to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

RELATED PARTY TRANSACTIONS

         Other than as disclosed in Executive Compensation above, which discusses the transactions between us and Alexander Vileshin, and his affiliated companies, and below, none of our present directors, officers or principal shareholders, nor any family member of the foregoing, nor, to the best of our information and belief, any of our former directors, senior officers or principal shareholders, nor any family member of such former directors, officers or principal shareholders, has or had any material interest, direct or indirect, in any transaction, or in any proposed transaction which has materially affected or will materially affect us.

         ROBERT G. MCMORRAN, FORMER DIRECTOR. Under an agreement dated August 27, 1998, Malaspina Consultants Inc., a company controlled by Mr. McMorran, provides accounting, administrative, investor relations and financial consulting services in exchange for Cdn$4,000 per month, plus reasonable expenses. We also pay Malaspina Consultants Inc. Cdn$850 per month as rent. We paid Cdn$51,500 for 2001 and Cdn$48,000 for 2002, exclusive of payments for rent. On September 30, 1999, we had granted Robert McMorran options to purchase up to 64,000 shares of common stock at $0.22 per share. Mr. McMorran exercised all of these options in July and August 2001. On November 21, 2001, we issued 12,500 shares valued at $0.45 per share to pay for services rendered. Also on November 21, 2001, we granted Malaspina Consultants options to purchase up to 120,000 shares of common stock at $0.37 per share. One-third of the options vested at the time of grant, one-third will vest November 21, 2002, and the remaining third will vest November 21, 2003.

         MICHELE ALBO, DIRECTOR. Under a written agreement with Ms. Albo, she provides consulting services in exchange for a compensation based on her time not to exceed $1,500 per month, plus reasonable expenses. Ms. Albo resigned as a director on February 28, 2002. We paid Ms. Albo a total of $27,500 during the fiscal year ended 2001 and $3,950 during the fiscal year ended 2002. We issued 18,900 shares of common stock valued at $0.37 per share during the 2002 fiscal year for services rendered. During fiscal 2001 we also paid Ms. Albo rent of $5,300 to store inventory for the teensite.

         THOMAS L. CROM, III, SECRETARY AND DIRECTOR. Under a written agreement with Eureka Ventures Inc., a company wholly-owned by Mr. Crom III, he provides consulting services in exchange for compensation based on his time which ranges between $1,000 to $4,000 per month, plus reasonable expenses. We paid Mr. Crom III a total of $nil during fiscal year 2002 and $12,500 during the fiscal year 2001. As of March 31, 2001, Mr. Crom owed us $3,000. This amount was repaid during fiscal 2002. During fiscal 2001 we paid Eureka Ventures Inc., a company wholly-owned by Mr. Crom, Cdn$36,000 in consulting fees and rent of $2,250. During fiscal 2002, we paid Eureka Ventures approximately $70,500 in consulting fees and rent of $6,000. During the 2002 fiscal year, we also issued 50,000 shares of common stock valued at $.45 per share to Mr. Crom for services rendered.

         Effective April 1, 2002, we increased the compensation paid to Eureka Ventures for Mr. Crom's services to $5,000 per month and agreed to pay $750 per month as a non-accountable expense reimbursement. This reimbursement amount includes rent of $250, telephone expenses of $250, and office expenses of $250.

         PALM BEACH CONSULTING CORP. On February 25, 2001, we entered into a Consulting Agreement with Palm Beach Consulting Corp. Palm Beach Consulting Corp. is owned and operated by Jack Stein, the husband of Michele Albo, who was a director at the time of the agreement. On February 28, 2002, Mr. Stein became one of our directors, replacing Ms. Albo who had resigned. Under the agreement, we paid Palm Beach Consulting $650 per month as rent for a showroom and storage space for our inventory to be sold on WWW.TIMEBEAT4TEENS.COM. The space is approximately 300 square feet. Palm Beach Consulting also agreed to provide consulting services for $4,000 per month. The term of the agreement was one year. For the fiscal year ended March 31, 2001, we paid Palm Beach rent of $650. For the fiscal year ended March 31, 2002, we paid Palm Beach Consulting Corp. $7,800 for rent and $77,250 for consulting services.

         Effective April 1, 2002, we increased the compensation paid to Palm Beach Consulting for Mr. Stein's services to $5,000 per month and agreed to pay $2,500 per month as a non-accountable expense reimbursement.


Timebeat.com Enterprises Inc. Proxy Statement - Page 8

                                                                PRELIMINARY COPY



This reimbursement amount includes rent of $650, telephone expenses of $1,500, entertainment expenses of $300, and office expenses of $50.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

--------------------------------------------------------------------------------

2.   RATIFICATION OF THE SELECTION OF DAVIDSON & COMPANY AS INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

         The Board of Directors is seeking ratification of its selection of Davidson & Company as the Company's independent auditors for the fiscal year ending March 31, 2003, as recommended by the Board of Directors. If the number of votes cast against ratification exceeds the number of votes cast in favor of ratification, the Board of Directors may reconsider the selection of independent auditors.

         Davidson & Company is currently the Company's independent auditors, having replaced Campbell Saunders & Company as of July 21, 2001. When the Company changed its domicile from the Yukon Territory, Canada, to the State of Nevada, United States, it was necessary to change auditors as Campbell Saunders & Company does not represent or audit U.S. companies. A representative of Davidson & Company is expected to attend the Annual Meeting and be available to respond to appropriate questions from shareholders.

         Campbell Saunders & Company audited our financial statements for the years ended March 31, 1999 and 2000. Campbell Saunders & Company's report for such periods did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles, except for: (i) our ability to continue as a going concern, and (ii) the differences between Canadian Generally Accepted Accounting Principles and U.S. Generally Accepted Accounting Principles. There were no disagreements with Campbell Saunders & Company on any matter of accounting principles or practices, financial statements disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Campbell Saunders & Company, would have caused such firm to make reference to the subject matter of the disagreements in connection with its reports on our financial statements. In addition, there were no such events as described under Item 304 of Regulation S-B during the fiscal years ended March 31, 1999 and 2000 or through to July 21, 2001.

         We did not consult with Davidson & Company as to (i) our registration statement filed on Form SB-2; or (ii) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue.

AUDIT FEES

         Davidson & Company billed $32,400 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Davidson & Company billed $nil for fiscal year 2002 for the following services: operating or supervising the operation of, the Company's information system or managing the Company's local area network; designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generate information that is significant to the Company's financial statements taken as a whole.

ALL OTHER FEES

         Davidson & Company billed $1,700 for services other than those described above for fiscal year 2002.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
                     OF THE SELECTION OF DAVIDSON & COMPANY.


Timebeat.com Enterprises Inc. Proxy Statement - Page 9

                                                                PRELIMINARY COPY


--------------------------------------------------------------------------------

3.    ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S
      NAME

--------------------------------------------------------------------------------

         The Company is engaging in business activities that are not necessarily related to the Internet. Accordingly, the Board of Directors believes that its current name, "Timebeat.com Enterprises" no longer reflects the Company's area of business.

         It is proposed that the Company change its name to "Timebeat Enterprises Inc."

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO
                         THE ARTICLES OF INCORPORATION.

--------------------------------------------------------------------------------

4.    ADOPTION OF 2002 STOCK PLAN

--------------------------------------------------------------------------------

         We are asking shareholders to adopt a 2002 Stock Plan. The Company's existing stock option plan was adopted on August 20, 1999 under the laws of British Columbia. Under the existing plan, options to purchase up to 3,200,000 shares of our common stock may be granted to our officers, directors, employees or consultants. As of September 30, 2002, options to purchase 2,562,334 shares were outstanding under the plan and 276,336 options had been exercised, leaving 361,334 options available under the plan. All options granted prior to August 20, 1999 were rolled into the new stock option plan.

         The Board of Directors recommends approval of a new stock plan to be governed under the laws of Nevada to allow the Company to continue to attract the retain the best available employees and provide an incentive for employees to use their best efforts on the Company's behalf. For these reasons, the Board has adopted resolutions approving, and recommending to the shareholders for their approval, the 2002 Stock Plan. A copy of the 2002 Stock Plan may be obtained upon written request to the Company at the address listed on the front page of this Proxy Statement.

DESCRIPTION OF THE PLAN

         GENERAL. The purposes of this 2002 Stock Plan are to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning the financial interests of employees and consultants providing personal services to the Company or its affiliates with long-term shareholder value. Stock options and stock awards may be granted under the Stock Plan. Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code ("Code"), or non-statutory options.

         ADMINISTRATION. The Stock Plan will be administered by the Board of Directors or the Compensation Committee of the Board (the "Committee"), if one should be established.

         NEW PLAN BENEFITS. Because benefits under the Stock Plan will depend on the Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the Stock Plan is approved by the shareholders.

         ELIGIBILITY. Incentive stock options may be granted only to employees of the Company or its subsidiaries. Non-statutory stock options and stock awards may be granted under the Stock Plan to employees and consultants of the Company, its affiliates and subsidiaries, as well as to persons to whom offers of employment as employees have been granted. The Committee, in its discretion, will select the individuals to whom options and stock awards will be granted, the time or times at which such awards are granted, and the number of shares subject to each grant.


Timebeat.com Enterprises Inc. Proxy Statement - Page 10

                                                                PRELIMINARY COPY


         SHARES SUBJECT TO THE STOCK PLAN. Shares of Company common stock which may be awarded and delivered under the Stock Plan are 3,000,000 of the authorized, but unissued shares.

         LIMITATIONS. The Stock Plan provides that the maximum aggregate number of Company common shares underlying all awards to be granted to any person in any single fiscal year of the Company is 500,000 shares of common stock. In addition, the aggregate number of shares underlying all stock awards to be granted under the Stock Plan may not exceed 3,000,000, and the aggregate number of shares underlying all non-statutory stock options that may be granted under the Stock Plan at exercise prices which are less than fair market value at the dates of such grants may not exceed 2,000,000.

         TERMS AND CONDITIONS OF AWARDS. Each award is to be evidenced by an award agreement between the Company and the individual awardee and is subject to the following additional terms and conditions:

                  EXERCISE PRICE. The Committee will determine the exercise price for the shares of common stock underlying each award at the time the award is granted. The exercise price for shares under an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted. The exercise price for shares subject to a non-statutory stock option may not be less than 75% of the fair market value of the common stock on the date such award is granted, except that certain replacement (conversion) options with lower exercise prices for the underlying shares may be granted in connection with acquisitions, to employees, consultants, and advisors of entities to be acquired by the Company. The fair market value price for a share of Company common stock underlying each award is the closing price per share on the OTC Bulletin Board on the date the award is granted. As of September 30, 2002, the closing price for one share of the Company's common stock was $0.23. No award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in the Company's capitalization), if the effect would be to reduce the exercise price for the shares underlying such award.

                  EXERCISE OF AWARD; FORM OF CONSIDERATION. The Committee will determine when awards become exercisable. The means of payment for shares issued upon exercise of an award will be specified in each award agreement. The Stock Plan permits payment to be made by cash, check, broker assisted same day sales, and, in the case of certain executive officers, by delivery of other shares of Company stock which they have owned for six (6) months or more as of the exercise date. For non-statutory stock options and stock grants, the option holder or stock recipient must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company.

                  TERM OF AWARD.  The term of an award may be no more than ten
         (10) years from the date of grant. No award may be exercised after the expiration of its term.

                  DEATH OR DISABILITY. If an awardee's employment or consulting relationship terminates as a result of his or her death, then all awards he or she could have exercised at the date of death, or would have been able to exercise within the following twelve (12) months if the employment or consulting relationship had continued, may be exercised within the twelve (12) month period following the awardee's death by his or her estate or by the person who acquired the exercise right by bequest or inheritance. In addition, if an awardee's employment or consulting relationship terminates as a result of the awardee's total and permanent disability, then the awardee may, within eighteen (18) months after the termination, exercise all awards he or she could have exercised at the termination date, or would have been able to exercise within the twelve (12) month period following the termination if the employment or consulting relationship had continued, provided that no such award may be exercised after expiration of the term specified in the award agreement.

                  NONTRANSFERABILITY OF AWARDS. Unless otherwise determined by the Committee, awards granted under the Stock Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the awardee's lifetime only by the awardee.

                  OTHER PROVISIONS. An award agreement may contain other terms, provisions, and conditions not inconsistent with the Stock Plan, as may be determined by the Committee.


Timebeat.com Enterprises Inc. Proxy Statement - Page 11

                                                                PRELIMINARY COPY



         STOCK AWARDS. Stock awards may be granted alone, in addition to, or in tandem with other awards under the Stock Plan. Unless the Committee determines otherwise, the stock award agreement will provide that any non-vested stock is forfeited back to the Company upon the awardee's termination of employment for any reason. The forfeiture provisions for the non-vested stock will lapse at a rate determined by the Committee.

         ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR SALE OF ASSETS. In the event that the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Stock Plan, the number and class of shares of stock subject to any award outstanding under the Stock Plan, and the exercise price for shares subject to any such outstanding award.

         In the event of a liquidation or dissolution, any unexercised awards will terminate. In the event of a change of control of the Company, as determined by the Board, the Board, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award.

         AMENDMENT AND TERMINATION OF THE STOCK PLAN. The Board may amend, alter, suspend, or terminate the Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Stock Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any award previously granted under the Stock Plan without the written consent of the awardee. The Stock Plan shall remain in effect until terminated by action of the Board or operation of law.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE 2002 STOCK PLAN

         The federal income tax consequences to the Company and its employees of awards under the Stock Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Stock Plan. Recipients of awards under the Stock Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

         As discussed above, several different types of instruments may be issued under the Stock Plan. The tax consequences related to the issuance of each is discussed separately below.

OPTIONS

         As noted above, options granted under the Stock Plan may be either incentive stock options or non-qualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a non-qualified stock option.

         INCENTIVE STOCK OPTIONS. If an option granted under the Stock Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

         If an optionee exercise an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

         If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the


Timebeat.com Enterprises Inc. Proxy Statement - Page 12

                                                                PRELIMINARY COPY



optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income.) The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

         The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

         In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

         NONQUALIFIED STOCK OPTIONS. Nonqualified stock options granted under the Stock Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

         The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

         In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

STOCK AWARDS

         Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Stock Plan (e.g., if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.

         The recipient's basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Stock Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital

Timebeat.com Enterprises Inc. Proxy Statement - Page 13

                                                                PRELIMINARY COPY



gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the time of their disposition.

         In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE
                                2002 STOCK PLAN.


              PROPOSALS FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

         If you want to include a proposal in the proxy statement for the Company's 2003 Annual Meeting, send the proposal to Timebeat Enterprises Inc.,
Attention: Thomas L. Crom. Proposals must be received on or before June 23, 2003 to be included in next year's proxy statement. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of the Company's Articles of Incorporation and bylaws.

         For any proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit our management to vote proxies in its discretion if (a) we receive notice of the proposal before the close of business on September 6, 2003 and advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) we do not receive notice of the proposal prior to the close of business on September 6, 2003.













Timebeat.com Enterprises Inc. Proxy Statement - Page 14

                                                                                                                    PRELIMINARY COPY
                                      PROXY
                                                                   RESOLUTIONS (For full details of each item, please see the
                 ----------------------                            enclosed Notice of Meeting and Information Circular)

                                                                   =================================================================
           ANNUAL MEETING OF SHAREHOLDERS OF                                                              For     Against   Withhold
                                                                   -----------------------------------------------------------------
             TIMEBEAT.COM ENTERPRISES INC.                         1.  To elect as Director, Alexander
                                                                       Vileshin
TO BE HELD AT 595 HORNBY STREET, SUITE 900, VANCOUVER, B.C.        -----------------------------------------------------------------
        ON FRIDAY, NOVEMBER 22, 2002, AT 1:30 PM                   2.  To elect as Director, Thomas L.
                                                                       Crom, III
                                                                   -----------------------------------------------------------------
THE UNDERSIGNED  MEMBER  ("REGISTERED  SHAREHOLDER")  OF THE       3.  To elect as Director, Jack Stein
COMPANY  HEREBY  APPOINTS,  JACK STEIN,  the Chairman of the       -----------------------------------------------------------------
Board of the  Company,  or failing  this  person,  THOMAS L.       4.  Ratification of selection of
CROM,  the Chief  Financial  Officer  and a director  of the           independent auditors of the
Company,  or in the place of the  foregoing,  ______________           Company
(PRINT  THE  NAME) as  proxyholder  for and on behalf of the       -----------------------------------------------------------------
Registered  Shareholder with the power of  substitution,  to       5.  To adopt an amendment to the
attend,  act and vote for and on  behalf  of the  Registered           Articles of Incorporation
Shareholder in respect of all matters that may properly come       -----------------------------------------------------------------
before the aforesaid meeting of the Registered  Shareholders       6.  To adopt the 2002 Stock Plan
of the  Company  (the  "Meeting")  and at every  adjournment       -----------------------------------------------------------------
thereof,  to the same  extent and with the same powers as if       7.  To grant the proxyholder authority
the undersigned  Registered  Shareholder were present at the           to vote at their discretion on any
said Meeting, or any adjournment thereof.                              other business or amendment or
                                                                       variation to the previous
The Registered Shareholder hereby directs the proxyholder to           resolutions
vote the  securities of the Company  recorded in the name of       =================================================================
the Registered Shareholder as specified herein.

THE UNDERSIGNED  REGISTERED  SHAREHOLDER  HEREBY REVOKES ANY                    THIS PROXY MUST BE SIGNED AND DATED.
PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.
                                                                               SEE IMPORTANT INSTRUCTIONS ON REVERSE.
REGISTERED HOLDER SIGN HERE: _______________________________

DATE SIGNED: ___________________________

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

                                                                PRELIMINARY COPY


INSTRUCTIONS FOR COMPLETION OF PROXY

1.   THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. This form of proxy ("Instrument of Proxy") MUST BE SIGNED BY YOU, THE REGISTERED SHAREHOLDER, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4. A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may simply register with the scrutineers before the Meeting begins.

5. A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do the following:

     (a) APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

     OR

     (b) APPOINT ANOTHER PROXYHOLDER, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a Registered Shareholder has submitted an Instrument of Proxy, THE REGISTERED SHAREHOLDER MAY STILL ATTEND THE MEETING AND MAY VOTE IN PERSON. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.




================================================================================
TO BE REPRESENTED AT THE MEETING, VOTING INSTRUCTIONS MUST BE DEPOSITED AT THE OFFICE OF "PACIFIC CORPORATE TRUST COMPANY" NO LATER THAN FORTY EIGHT ("48") HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING, OR ADJOURNMENT THEREOF.


THE MAILING ADDRESS OF PACIFIC CORPORATE TRUST COMPANY IS 10TH FLOOR, 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B8, AND ITS FAX NUMBER IS (604) 689-8144.
================================================================================

                          TIMEBEAT.COM ENTERPRISES INC.

                                 2002 STOCK PLAN


1. PURPOSE OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning the financial interests of Employees and Consultants providing personal services to the Company or to any Parent or Subsidiary of the Company with long-term shareholder value.

         Awards granted hereunder may be Incentive Stock Options, Nonqualified Stock Options, or Stock Awards, at the discretion of the Board and as reflected in the terms of the Award Agreement.

2.       DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "Award" shall mean any award or benefits granted under the Plan, including Options and Stock Awards.

         (b) "Award Agreement" shall mean a written or electronic agreement between the Company and the Awardee setting forth the terms of the Award.

         (c)      "Awardee" shall mean the holder of an outstanding Award.

         (d) "Board" shall mean (i) the Board of Directors of the Company or (ii) both the Board and the Committee, if a Committee has been appointed in accordance with Section 4(a) of the Plan.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (f) "Committee" shall mean the Compensation Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed; provided, however, if the Board of Directors appoints more than one Committee pursuant to Section 4(a), then "Committee" shall refer to the appropriate Committee, as indicated by the context of the reference.

         (g) "Common Shares" shall mean the common shares of Timebeat.com Enterprises Inc.

         (h) "Company" shall mean Timebeat.com Enterprises Inc., a Nevada corporation and any successor thereto.


Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 1 of 13

         (i) "Consultant" shall mean any person, except an Employee, engaged by the Company or any Parent or Subsidiary of the Company, to render personal services to such entity, including as an advisor.

         (j) "Continuous Status as a Participant" shall mean (1) for Employees, the absence of any interruption or termination of service as an Employee, and (2) for Consultants, the absence of any interruption, expiration, or termination of such person's consulting or advisory relationship with the Company or the occurrence of any termination event as set forth in such person's Award Agreement. Continuous Status as a Participant shall not be considered interrupted (i) for an Employee in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence authorized in writing by a Vice President of the Company prior to its commencement, and (ii) for a Consultant, in the case of any temporary interruption in such person's availability to provide services to the Company which has been authorized in writing by a Vice President of the Company prior to its commencement.

         (k)      "Conversion  Options"  shall  mean  the  Options described  in
                  Section 6(c) of the Plan.

         (l) "Employee" shall mean any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Parent or Subsidiary of the Company. A person is on the payroll if he or she is paid from the payroll department of the Company, or any Parent or Subsidiary of the Company. Persons providing services to the Company, or to any Parent or Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company, Parent, or Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services are not Employees for purposes of this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity as, common law employees of the Company, Parent, or Subsidiary, either solely or jointly with another person or entity.

         (m) "Effective Date" shall mean September 11, 2002, or such later date as is determined by the Board.

         (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (o) "FLSA" shall mean the Fair Labor Standards Act of 1938, as amended.


Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 2 of 13

         (p) "Incentive Stock Option" shall mean any Option intended to qualify as an incentive stock option within the meaning of
                  Section 422 of the Code.

         (q) "Maximum Annual Participant Award" shall have the meaning set forth in Section 5(b).

         (r) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

         (s) "Option" shall mean a stock option granted pursuant to Section 6 of the Plan.

         (t) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (u)      "Participant" shall mean an Employee or Consultant.

         (v)      "Plan"  shall  mean  this  2002  Stock  Plan,  including   any
                  amendments thereto.

         (w) "Share" shall mean one Common Share, as adjusted in accordance with Section 14 of the Plan.

         (x) "Stock Award" shall mean a grant of Shares or of a right to receive Shares or their cash equivalent (or both) pursuant to
                  Section 7 of the Plan.

         (y) "Subsidiary" shall mean (i) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of a Nonqualified Stock Option or a Stock Award, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls 50 percent or more of the voting power or equity interests.

3. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Sections 13 and 15 of the Plan, the maximum aggregate number of Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares) which may be awarded and delivered under the Plan shall not exceed 3,000,000. If an Award should expire or become unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Awards under the Plan.

4.       ADMINISTRATION OF THE PLAN.

         (a) PROCEDURE. The Plan shall be administered by the Board of Directors of the Company.


Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 3 of 13

                  (i) The Board of Directors may appoint one or more Committees each consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, such Committees shall continue to serve until otherwise directed by the Board of Directors.

                  (ii) From time to time the Board of Directors may increase the size of the Committee(s) and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies however caused.

         (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

                  (i) to grant Incentive Stock Options, Nonqualified Stock Options, and Stock Awards;

                  (ii) to determine, in accordance with Section 10(b) of the Plan, the fair market value of the Shares;

                  (iii) to determine, in accordance with Section 10(a) of the Plan, the exercise price per share of Awards to be granted;

                  (iv) to determine the Participants to whom, and the time or times at which, Awards shall be granted and the number of Shares to be represented by each Award;

                  (v)      to interpret the Plan;

                  (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; including the form of Award Agreement, and manner of acceptance of an Award,

                  (vii) to determine the terms and provisions of each Award to be granted (which need not be identical) and, with the consent of the Awardee, modify or amend each Award;

                  (viii) to authorize conversion or substitution under the Plan of any or all Conversion Options;

Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 4 of 13

                  (ix) to accelerate or defer (with the consent of the Awardee) the exercise date of any Option;

                  (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; and

                  (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) EFFECT OF BOARD'S DECISION. All decisions, determinations, and interpretations of the Board shall be final and binding on all Participants and Awardees.

5.       ELIGIBILITY.

         (a) Awards may be granted to Participants and to persons to whom offers of employment as an Employee have been extended; provided that Incentive Stock Options may only be granted to Employees. For avoidance of doubt, directors are not eligible to participate in the Plan unless they are Employees or Consultants.

         (b) The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the "Maximum Annual Participant Award") shall not exceed 500,000 Common Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares).

6.       OPTIONS.

         (a) Each Option shall be designated in the written or electronic option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

         (b) For purposes of Section 6(a), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) Options converted or substituted under the Plan for any or all outstanding stock options and stock appreciation rights held by employees, consultants, advisors or other option holders granted by entities subsequently acquired by the Company ("Conversion Options") shall be effective as of the close of the respective mergers and acquisitions of such entities by the Company. The Conversion Options may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee; provided, however, that stock appreciation rights in the acquired entity shall only be converted to or substituted with Nonqualified Stock Options.


Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 5 of 13

                  The Conversion Options shall be options to purchase the number of Common Shares determined by multiplying the number of shares of the acquired entity's common stock underlying each such stock option or stock appreciation right immediately prior to the closing of such merger or acquisition by the number specified in the applicable merger or acquisition agreement for conversion of each share of such entity's common stock to a Common Share (the "Merger Ratio"). Such Conversion Options shall be exercisable at an exercise price per Common Share (increased to the nearest whole cent) equal to the exercise price per share of the acquired entity's common stock under each such stock option or stock appreciation right immediately prior to closing divided by the Merger Ratio. No fractional Common Shares will be issued upon exercise of Conversion Options. In lieu of such issuance, the Common Shares issued pursuant to each such exercise shall be rounded to the closest whole Share. All other terms and conditions applicable to such stock options and stock appreciation rights prior to closing of the acquisition, including vesting, shall remain unchanged under the Conversion Options.

7.       STOCK AWARDS.

         (a) Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The maximum aggregate number of Shares underlying all such Stock Awards shall not exceed 1,000,000 Common Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares). Any Stock Award granted to an Employee who is non-exempt for purposes of the FLSA shall include a vesting period of not less than six (6) months. After the Committee determines that it will offer a Stock Award, it will advise the Awardee in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Awardee shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept the offer. The offer shall be accepted by execution of an Award Agreement in the manner determined by the Committee.

         (b) Unless the Committee determines otherwise, the Award Agreement shall provide for the forfeiture of the non-vested Common Shares underlying such Stock Award upon the Awardee ceasing to be a Participant. To the extent that the Awardee purchased the Shares granted under such Stock Award and any such Shares remain non-vested at the time the Awardee ceases to be a Participant, the cessation of Participant status shall cause an immediate sale of such non-vested Shares to the Company at the original price per Common Share paid by the Awardee.

8. TERM OF PLAN. The Plan shall become effective as of the Effective Date. It shall continue in effect until terminated under Section 16 of the Plan.


Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 6 of 13

9. TERM OF AWARD. The term of each Award shall be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

10.      EXERCISE PRICE AND CONSIDERATION.

         (a) The per Share exercise price under each Award shall be such price as is determined by the Board, subject to the following:

                  (i)      In the case of an Incentive Stock Option

                           (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                           (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                  (ii) Except for Conversion Options under Section 6(c), the per Share exercise price under a Nonqualified Stock Option shall be no less than seventy-five percent (75%) of the fair market value per Share on the date of grant. Notwithstanding the foregoing (or any other provision of the Plan), Options that are granted to Employees who are non-exempt for purposes of the FLSA, shall satisfy the requirements for exclusion from regular rate of pay for purposes of the FLSA and shall have an exercise price that is at least eighty-five percent (85%) of the fair market value of the underlying Shares at the time of grant; furthermore, such Options shall not be exercisable within the six (6) month period immediately following the date of grant, except, if so provided in the Award Agreement, in the event of the Awardee's death, disability, or retirement, upon a change in corporate control of the Company, or under such other circumstances as are permitted under the FLSA or rules and regulations thereunder.

                  (iii) The maximum aggregate number of Shares underlying all Nonqualified Stock Options with a per Share exercise price of less than fair market value on any grant date that may be granted under this Plan is 2,000,000


Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 7 of 13

                           Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares).

                  (iv) The maximum aggregate number of Shares underlying all Stock Awards with a per Share price of less than fair market value on any grant date that may be granted under this Plan is 2,000,000 Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares).

         (b) The fair market value per Share shall be the closing price per share of the Common Share on the OTC Bulletin Board ("OTCBB") on the date of grant. If the Shares cease to be listed on the OTCBB, the Board shall designate an alternative method of determining the fair market value of the Shares.

         (c) The consideration to be paid for the Shares to be issued upon exercise of an Award, including the method of payment, shall be determined by the Board at the time of grant and may consist of cash and/or check. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price. If the Awardee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he may, in addition, be allowed to pay all or part of the purchase price with Shares which, as of the exercise date, the officer has owned for six (6) months or more. Shares used by officers to pay the exercise price shall be valued at their fair market value on the exercise date.

         (d) Prior to issuance of the Shares upon exercise of an Award, the Awardee shall pay any federal, state, and local income and employment tax withholding obligations applicable to such Award. If an Awardee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he may elect to pay such withholding tax obligations by having the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall equal the fair market value of the Shares on the day the Award is exercised. The right of an officer to dispose of Shares to the Company in satisfaction of withholding tax obligations shall be deemed to be approved as part of the initial grant of an Award, unless thereafter rescinded, and shall otherwise be made in compliance with Rule 16b-3 and other applicable regulations.

11.      EXERCISE OF AWARD.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Board at the time of grant, and as shall be permissible under the terms of the Plan.

                  An Award may not be exercised for a fraction of a Share.


Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 8 of 13

                  An Award shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 10(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award. In the event that the exercise of an Award is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 6(a), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 13 of the Plan.

                  Exercise of an Award in any manner and delivery of the Shares subject to such Award shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Award, by the number of Shares as to which the Award is exercised.

         (b) TERMINATION OF STATUS AS A PARTICIPANT. In the event of termination of an Awardee's Continuous Status as a Participant, such Awardee may exercise his or her rights under any outstanding Awards to the extent exercisable on the date of termination (but in no event later than the date of expiration of the term of such Award as set forth in the Award Agreement). To the extent that the Awardee was not entitled to exercise his or her rights under such Awards at the date of such termination, or does not exercise such rights within the time specified in the individual Award Agreements, the Awards shall terminate.

         (c)      DISABILITY OF  AWARDEE.  Notwithstanding  the  provisions   of
                  Section 11(b) above, in the event of termination of an Awardee's Continuous Status as a Participant as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Awardee may exercise the Award, but only to the extent of the right to exercise that would have accrued had the Awardee remained in Continuous Status as a


Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 9 of 13

                  Participant for a period of twelve (12) months after the date on which the Participant ceased performing services as a result of the total and permanent disability. Such exercise must occur within eighteen (18) months (or such shorter time as is specified in the grant) from the date on which the Participant ceased performing services as a result of the total and permanent disability (but in no event later than the date of expiration of the term of such Award as set forth in the Award Agreement). To the extent that the Awardee was not entitled to exercise such Award within the time specified herein, the Award shall terminate.

         (d) DEATH OF AWARDEE. Notwithstanding the provisions of Section 11(b) above, in the event of the death of an Awardee:

                  (i) who is at the time of death a Participant, the Award may be exercised, at any time within twelve (12) months following the date of death, by the Awardee's estate or by a person who acquired the right to exercise the Award by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Awardee continued living and remained in Continuous Status as a Participant twelve (12) months after the date of death; or

                  (ii) whose Award has not yet expired but whose Continuous Status as a Participant terminated prior to the date of death, the Award may be exercised, at any time within  twelve  (12)  months  following  the  date of
                           death, by the Awardee's estate or by a person who acquired the right to exercise the Award by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         (e) Notwithstanding subsections (b), (c), and (d) above, the Board shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Award beyond the date on which the Award would have expired if no termination of the Employee's Continuous Status as a Participant had occurred).

12. NON-TRANSFERABILITY OF AWARDS. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Awardee, only by the Awardee; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

13. ADJUSTMENTS TO SHARES SUBJECT TO THE PLAN. The number of Shares covered by each outstanding Award, the Maximum Annual Employee Award and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration



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

         of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

         In the event of the proposed dissolution or liquidation of the Company, the Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Board and give each Awardee the right to exercise an Award as to all or any part of the Shares subject to an Award, including Shares as to which the Award would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Award shall be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Board shall, in lieu of such assumption or substitution, provide for the Awardee to have the right to exercise the Award as to all of the Shares subject to Awards, including Shares as to which the Award would not otherwise be exercisable. If the Board makes an Award fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Awardee that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award will terminate upon the expiration of such period.

14. TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the exercise of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

15. SUBSTITUTIONS AND ASSUMPTIONS. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to
         Section 3 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.



Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 11 of 13

16.      AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to stock option exercises); provided that any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under
                  Section 13 of the Plan, shall require approval of or ratification by the shareholders of the Company.

         (b) PARTICIPANTS IN FOREIGN COUNTRIES. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

         (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Awardee and the Board, which agreement must be in writing and signed by the Awardee and the Company.

17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. NO EMPLOYMENT/SERVICE RIGHTS. Nothing in the Plan hall confer upon any Participant the right to an Award or to continue in service as an Employee or Consultant for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining such person), or of any Participant or Awardee, which rights are hereby expressly reserved by each, to terminate such person's services at any time for any reason, with or without cause.

20.      SHAREHOLDER   APPROVAL.  The   Plan  is  subject  to   approval  by the
         shareholders of the Company.



Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 12 of 13

*****

Date Plan Adopted by Board of Directors:    September 11, 2002
Date Plan Approved by Stockholders: _____________, 2002
























Timebeat.com Enterprises Inc. 2002 Stock Plan - Page 13 of 13